Gray Television, Inc. Investor Presentation

NYSE:GTN

November 2017 Edition
Updated for September 30, 2017 Financial Information

If Appendix is not included, see full presentation located at www.gray.tv for Non-GAAP Reconciliations.

4370 Peachtree Road, NE, Atlanta, GA 30319 | P 404.504.9828 | F 404.261.9607 | www.gray.tv

Table of Contents

ALL COMBINED HISTORICAL BASIS DATA PRESENTED FOR GRAY IS ADJUSTED FOR ALL COMPLETED TRANSACTIONS UNLESS OTHERWISE NOTED.

- See the glossary to this presentation for the definition of certain capitalized terms used herein. Reconciliations of the Company's non-GAAP measures of broadcast cash flow, broadcast cash flow less cash corporate expenses, operating cash flow as defined in Gray's senior credit agreement, free cash flow and the total leverage ratio, net of all cash are contained in the Appendix.
- This full presentation, including the Appendix, can be found at www.gray.tv under Investor Relations –Presentations.


WOODEN
LILLIPUT

An Industry Leading Power

High Quality, Diverse Station Group

57

57 markets with owned and/or operated stations

200+

Over 200 total program streams across 103 stations

100+

Over 100 "Big 4" network program streams

25

25 markets with two or more "Big 4" network affiliations

CBS
39 channels

NBC
29 channels

abc
21 channels

FOX
14 channels

Gray Continues to Prudently Grow its Scale…


HH Reach (Post-UHF Discount)
2015 / 2016 Blended Revenue(1) ($ in millions)
U.S. Household Reach (Gross)
$4,353 SINCLAIR / Tribune Media (2) 72% 46%
$2,272 Nexstar (3) 39% 26%
$1,808 TEGNA (TV Only) 32% 27%
$1,100 HEARST 19% 13%
$1,050 RAYCOM Media 16% 11%
$884 gray (4) 10% 8%
$780 COX MEDIA GROUP 11% 6%
$779 SCRIPPS (Excl. Radio) 18% 12%
$569 meredith (TV Only) 11% 7%
$384 GH GRAHAM HOLDINGS (TV Only) 7% 4%
$281 SUNBEAM TELEVISION 4% 2%
$178 QUINCY 2% 2%
$169 CORDILLERA COMMUNICATIONS 2% 1%
$5,000 $4,000 $3,000 $2,000 $1,000 $0
0% 10% 20% 30% 40% 50% 60% 70% 80%
Gray has Completed over $1.5 Billion in Acquisitions since 2014

Source: company filings and Nielsen data; As-reported revenue numbers unless noted; Household reach pro forma for all announced and closed transactions

(1) Private companies (Hearst, Raycom, Cox, Sunbeam, Quincy and Cordillera) based on BIA '15/'16 blended revenue (including retransmission estimates) from O&O stations and digital subchannels

(2) Sinclair pro forma for acquisition of Tribune; based on combined '15/'16 revenue and does not assume any divestitures

(3) Nexstar pro forma for Media General; based on combined '15/'16 revenue of $2,406 million less $134 million BIA ad and retrans revenue estimate for required regulatory divestitures of 13 stations

(4) Gray revenue presented on a Combined Historical Basis

Gray has Prudently Grown Through Accretive Acquisitions

- Completed over $1.5 billion in acquisitions since 2014 at a blended average two-year buy-side multiple of 7.0 times
- Business continues to generate Free Cash Flow margins (FCF/OCF) in excess of 50%
- Weighted average cost of debt is under 5% with no near-term debt maturities
- Retransmission revenue was 27% of 9/30/17 L8QA revenue vs. 10% of 2013 L8QA blended revenue

Gray TV Snapshot[1]

($ in millions)

	2013	9/30/2017
# of Markets	34	57
US TV HH Reach	7.5 million	11.6 million
L8QA Retrans Rev.	$37	$224

Over $1.5 Billion in Acquisitions since 2014



$376
$144
$67
$816
$289
$154
L8QA 2013
L8QA 9/30/2017
Revenue
OCF(3)
FCF

Select Recent Acquisitions

($ in millions)

Close Date	Target	# of Stations[2]	Size
5/2017	diversified COMMUNICATIONS (Broadcast Assets)	2	$85
1/2017	Media General (Select Stations)	2	$270
2/2016	SCHURZ COMMUNICATIONS INC. (Broadcast Assets)	10	$443
9/2015	The Gazette (Single Station)	1	$100
9/2014	LILLY BROADCASTING (Select Stations)	2	$128
6/2014	HOAK MEDIA CORPORATION	12	$335
	Other Transactions		~$175

Source: Company filings, Nielsen data
(1) Financial data presented on an As Reported L8QA basis unless otherwise noted
(2) Station count net of divestitures / swaps
(3) As reported OCF is equal to Broadcast Cash Flow less Cash Corporate Expenses plus Pension Expense less Pension Contributions

Gray National Footprint

Ranked #1 or #2 in 55 of 57 Markets | Reaching approximately 10.4% of US TV households



Sioux Falls, SD
Lincoln, NE
Omaha, NE
Cedar Rapids, IA
Bismarck, ND
Rapid City, SD
Fargo, ND
Davenport, IA
North Platte, NE
La Crosse-Eau Claire, WI
Wausau-Rhinelander, WI
Madison, WI
Marquette, MI
Green Bay-Appleton, WI
Rockford, IL
Burlington, VT
Presque Isle, ME
Bangor, ME
Lansing, MI
Flint, MI
South Bend, IN
Toledo, OH
Casper, WY
Twin Falls, ID
Cheyenne, WY
Reno, NV
Grand Junction, CO
Colorado Springs-Pueblo, CO
Topeka, KS
Wichita, KS
Springfield, MO
Parkersburg, WV
Clarksburg, WV
Charleston-Huntington, WV
WDC News Bureau
Harrisonburg, VA
Charlottesville, VA
Roanoke, VA
Greenville, NC
Lexington, KY
Hazard, KY
Bowling Green, KY
Knoxville, TN
Augusta, GA
Albany, GA
Gainesville, FL
Fairbanks, AK
Anchorage, AK
Odessa, TX
Laredo, TX
Meridian, MS
Waco-Temple-Bryan, TX
Sherman, TX - Ada, OK
Dothan, AL
Tallahassee, FL
Panama City, FL
Alexandria, LA
Monroe, LA
Gray TV Station
State Capital in DMA

Focus on State Capitals and College Markets

Better demographics, more stable economies

12 — Gray stations cover 12 state capitals

37 — Gray stations cover 37 university towns

848,000 — Enrollment of approximately 848,000 students



Investment Highlights

The Importance of #1

Price Leadership

Share of Market Ad $

Network and News Ratings

Reinvest in Business

Highly Ranked News Franchises Drive Traffic

- Dominate local and political revenue with highly-rated news platforms
- #1 Stations can secure more than half of a market's political ad buys
- Greater purchasing power and leverage with MVPDs, programmers, and other vendors
- Deliver higher margins
- Maximize free cash flow
- Exploit best practices
- Attract and retain high quality talent
- Leverage Washington DC News Bureau

Gray Leads in Household Ratings

Gray's national Household Share average exceeds all major affiliate news programs

+59% Amount by which Gray's late local newscasts outperform the national average

+67% Amount by which Gray's 6PM newscasts outperform the national average



Gray's Ratings Have Remained Stable Over Time
5.6
5.7
5.6
5.9
5.9
5.7
5.6
2010
2011
2012
2013
2014
2015
2016



Household Rating Analysis – November 2016
5.6
4.9
4.7
4.5
4.1
4.1
4.0
4.0
3.4
3.3
3.2
3.1
2.8
2.4
gray
Cox
Raycom
Meredith
Hearst
Nexstar
Sinclair
TEGNA
ABC O&O
Tribune
CBS O&O
Scripps
Fox
NBC O&O

Source: Nielsen November DMA Average Rating in DMA TV HH Monday-Sunday 6:00am to 2:00am

Network Programs Over-Index on Gray's Stations

CBS, NBC, and ABC perform far better on Gray's stations than national averages across all key day-parts +

CBS vs. Gray | November '16 Household Share



CBS
Gray
9
16
10
21
11
12
7
11
The Morning Show
Network News
Prime (Mon-Sun)
The Late Show

NBC vs. Gray | November '16 Household Share



NBC
Gray
13
24
13
25
10
11
8
14
The Today Show
Network News
Prime (Mon-Sun)
The Tonight Show

ABC vs. Gray | November '16 Household Share



ABC
Gray
13
22
12
22
8
11
5
8
Good Morning America
Network News
Prime (Mon-Sun)
Jimmy Kimmel

Network Gray

Source: Nielsen Media Research, November 2016



6
WOWT

Revenue Diversified Across Networks and Markets

Increasing Diversification of Revenue Sources

2008: As Reported

- 96% of revenue derived from advertising sales

2016: CHB

- 76% of revenue derived from advertising sales
- 24% of revenue derived from retransmission (subscription) fee income

2016CHB Revenue by Affiliate: $946mm



All Non-Big Four Channels + Other
FOX
CBS
abc
NBC
3%
3%
36%
22%
36%

2016CHB BCF by Affiliate: $401mm



All Non-Big Four Channels + Other
FOX
CBS
abc
NBC
2%
5%
30%
24%
39%

2016CHB Core Revenue Breakout: $585mm



National 20%
Local 80%

Approximate Revenue by Day Part(1)



Other 10%
Syndicated Programming 20%
News 50%
Network Primetime 20%

(1) Approximate percentages based on WideOrbit platform 2016 estimated Gray revenues excluding retrans/other

A Leading Beneficiary of Political Revenue

Gray Political Revenue

($ in millions)



As Reported
Combined Historical Basis
$82
$90
$143
$118
2014
2016
2014CHB
2016CHB

Gray Markets with at Least One 2018 Election

2018 is a Non-Presidential Political Year and Presents an Attractive Upside Opportunity



Governor
81%
US Senate
65%
House
100%

Source: Company management, Company filings, The Cook Political Report
Note: Percentages calculated based on 45/57 markets with Gubernatorial races, 37/57 markets with Senate races, and 57/57 markets with House races

2016 Political Revenue Per TV Household



$9.63
$5.03
$4.67
$4.25
$4.20
$3.31
gray (1)
Nexstar(2)
Scripps
TEGNA
Meredith(3)
Sinclair + Tribune

	Gray (1)	Nexstar (2)	Scripps	TEGNA	Meredith (3)	Sinclair + Tribune
2016 Political Revenue ($mm)	$118	$228	$101	$155	$52	$276
2016 TV Households (mm)	12.2	45.3	21.6	36.5	12.4	83.4

Source: company management, company filings, investor presentations, BIA Investing in Television Report 2017 2nd Edition
Note: Pro forma for all closed transactions; Sinclair + Tribune shown on a combined basis prior to potential regulatory divestitures
(1) Gray based on Combined Historical Basis revenue and TV households
(2) Pro forma for Media General Acquisition
(3) Based on calendar year ended 12/31/16; Fiscal year ends 6/30

Gray Excels at Retransmission Revenue

Retransmission Revenue ($ in millions)



Gross Retransmission Revenue
Network "Reverse Comp."
"Net Retransmission Revenue"
$116
34
82
+26%
$189
86
103
+11%
$226
112
114
+25%
$281
139
142
2014CHB
2015CHB
2016CHB
2017CHB Estimate

Retrans Renewals for In-Market Big-4 Subs (12/31 Expiration):



7.3 M Subs
59%
0.4 M Subs
3%
4.7 M Subs
39%
= 12.4 M In-Market Big-4 Subs
2017
2018
2019
2020
2021
NBC
25 Markets
FOX
12 Markets
abc
15 Markets
CBS
33 Markets

Significant Big-4 Network Renewals:

Significant Monetization of Spectrum Today

Secondary Channel 2016 CHB Financials



OVER 100 SECONDARY CHANNELS

$120 MILLION IN REVENUE

$74 MILLION IN BCF

62% MARGIN ON DIGITAL SECONDARY CHANNELS

All secondary channels including "Big-4" secondary channels

Successful Digital Media Initiatives

Gray Digital Media

- Pacing for 3.4 billion total page views in 2017
  (up 23% over 2016)
- Mobile makes up 82% of all digital traffic

LOCALX MARKETING
A Division of Gray Television, Inc

- Audience Targeting
- Database Marketing
- eCommerce
- OTT Advertising
- Reputation Management
- SEO/SEM
- Social Intelligence
- Website Development

Mom's Everyday


MomsEveryday

- Award-Winning Weekly Television Program
- Daily News Content
- Localized Responsive Sites
- Eat@MomsEveryday Mobile App
- Unique Revenue Opportunities
- Social Media and Marketing Solutions
- Deep Station and Client Support Focused on Sustainability

- 7.3 million Facebook followers, up 12% from Q1 2017
- 2.3 million Twitter followers, up 18% from Q1 2017, Likes=41k, Tweets=2.9 million
- Gray selected by Facebook to showcase a Case Study for 'Instant Articles' and selected Gray as a nationwide news source covering 2017 Eclipse
- 1.7 million iOS downloads, up 48% from same time last year
- 2.0 million Android downloads, up 19% from same period last year
- ROKU 603k Roku downloads, up 50% from same period last year




gray

All data is on an "as reported" basis and does not include station data prior to Gray's acquisition of a station(s)


Coverage You Can Count On
NEWS

Financial Overview

2014/2015/2016 Snapshot

	Combined Historical Basis Year Ended December 31				
	2016	2015	% Change 2016 to 2015	2014	% Change 2016 to 2014
Revenue:					
Total	$946,001	$821,599	15%	$850,699	11%
Political	$117,538	$21,934	436%	$142,712	(18)%
Operating expenses (1):					
Broadcast	$553,118	$524,285	5%	$482,828	15%
Corporate and Administrative	$40,347	$34,343	17%	$29,203	38%
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$400,877	$325,963	23%	$394,098	2%
Broadcast Cash Flow Less Cash Corporate Expenses	$364,408	$294,740	24%	$368,427	(1)%
Operating Cash Flow as defined in the Senior Credit Facility	$369,967	$300,014	23%	$373,959	(1)%
Free Cash Flow	$213,526	$173,748	23%	$239,353	(11)%
(dollars in thousands)					

(1) Excludes depreciation, amortization, and loss on disposal of assets

(2) See definition of non-GAAP terms in the Glossary and reconciliation of the non-GAAP amounts to net income in the Appendix

Financial Scale Continues to Increase

Revenue ($ in millions)



As Reported
LTM
L8QA
$307
$327
$405
$356
$346
$376
$508
$427
$597
$553
$812
$705
2011
2012
2013
2014
2015
2016



Combined Historical Basis
LTM
L8QA
$851
$822
$836
$946
$884
2014
2015
2016

Operating Cash Flow ($ in millions)



As Reported
LTM
L8QA
$97
$117
$176
$136
$114
$144
$195
$154
$192
$193
$299
$246
2011
2012
2013
2014
2015
2016



Combined Historical Basis
LTM
L8QA
$374
$300
$337
$370
$335
2014
2015
2016

Prudent Balance Sheet Management Leads to Deleveraging

- Gray has significantly reduced secured and total leverage from historical levels
- Gray has diversified its revenue base, allowing for significant free cash flow in both political and non-political years

Financial Leverage Netting All Cash ($ in millions)



Secured Debt Netting All Cash(1) / OCF(2)
Unsecured Debt / OCF(2)
Preferred Stock / OCF(2)
Over $1.5 Billion of Acquisitions
7.5x
3.1x
4.0x
6.1x
2.2x
3.9x
5.7x
4.6x
1.1x
5.7x
3.4x
2.3x
5.1x
2.9x
2.2x
5.1x
4.3x
0.8x
5.0x
3.6x
1.4x
Year Ended December 31(1)
2011
2012
2013
2014
2015
2016
9/30/2017

Net Debt + Preferred Stock	$872(3)	$824	$834	$1,134(4)	$1,201	$1,456	$1,689
L8QA(5) OCF(2)	$117	$136	$147	$200	$235	$288	$338

(1) Secured debt netting all cash on hand as of the respective balance sheet date
(2) Operating Cash Flow ("OCF") as defined in our senior credit facility and as used in our quarterly compliance certificates. This OCF amount includes adjustments for all transactions completed as of the respective balance sheet date
(3) For 2011, Net Debt + Preferred Stock includes preferred stock and related accrued dividends at liquidation value
(4) For 2014, Net Debt + Preferred Stock includes an undrawn $10M Letter of Credit
(5) Last eight quarter average OCF as calculated in the applicable quarterly compliance certificate

Robust Free Cash Flow Generation and Conversion



Non Presidential Election Year 2014 OCF Buildup
($ in millions)
Increase in FCF as % of OCF
64%
$374
49%
$195(2)
$95
$32
$67
<$1
$239
$35
$95
$5
2014
2014CHB
Non-Election Year 2015 OCF Buildup
($ in millions)
Increase in FCF as % of OCF
58%
$300
49%
$192(2)
$94
$24
$72
<$2
$174
$27
$94
$5
2015
2015CHB
Presidential Election Year 2016 OCF Buildup
($ in millions)
Increase in FCF as % of OCF
58%
$370
49%
$299(2)
$148
$44
$93
<$15
$214
$44
$98
<$15
2016
2016CHB
Taxes
Capex
Cash Interest excluding amortization of deferred financing costs/premiums (1)
Free Cash Flow

(1) Interest expense estimated with incremental indebtedness and estimated cash interest relating to acquisition debt financing as if the acquisition debt financing had occurred on the first day of the period reported

(2) As reported OCF is equal to Broadcast Cash Flow less Cash Corporate Expenses plus Pension Expense less Pension Contributions

Capitalization

($ in millions)	Combined Historical Basis[1] As of September 30, 2017	Estimated Annual Cash Interest Expense	"L8QA" or "Last Eight Quarter Average" for the period ended September 30, 2017 Leverage	OCF
Cash	**$ 173**			
Debt:				
Revolving Credit Facility – Availability is $100 Million	$ -			
Term Loan B due 2024 – Interest rate is LIBOR + 2.5%	$ 637	$22.6		
Total Secured Debt	**$ 637**		1.9	
Senior Notes due 2024 – interest rate is 5.125%	$ 525	$26.9		
Senior Notes due 2026 – interest rate is 5.875%	$ 700	$41.1		
Total Debt	**$ 1,862**	$90.6	5.5	
Less: Cash	$ (173)			
Total Debt net of cash	**$ 1,689**		5.0	
Blended Average Interest Rate		4.9%		
Operating Cash Flow as defined in our Senior Credit Facility ("OCF")				$338

(1) Combined Historical Basis includes transactions closed as of September 30, 2017.


Coverage You Can Count On"
NEWS

Glossary

Glossary

"Combined Historical Basis" or "CHB"	Combined Historical Basis reflects financial results that have been compiled by adding Gray's historical revenue and broadcast expenses to the historical revenue and broadcast expenses of the stations acquired in the Completed Transactions and subtracting the historical revenues and broadcast expenses of stations divested in the Completed Transactions as if they had been acquired or divested, respectively, on January 1, 2014 (the beginning of the earliest period presented). Combined Historical Basis financial information does not include any adjustments for other events attributable to the Completed Transactions except "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses," "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement" and "Total Leverage Ratio, Net of All Cash" each give effect to expected synergies, and "Free Cash Flow" on a Combined Historical Basis gives effect to the financings and certain expected operating synergies related to the Completed Transactions. "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement" and "Total Leverage Ratio, Net of All Cash" on a Combined Historical Basis also reflect the add-back of legal and other professional fees incurred in completing acquisitions. Certain of the Combined Historical Basis financial information has been derived from, and adjusted based on, unaudited, unreviewed financial information prepared by other entities, which Gray cannot independently verify. We cannot assure you that such financial information would not be materially different if such information were audited or reviewed and no assurances can be provided as to the accuracy of such information, or that our actual results would not differ materially from the Combined Historical Basis financial information if the Completed Transactions had been completed at the stated date. In addition, the presentation of Combined Historical Basis, "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses," "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement," "Total Leverage Ratio, Net of All Cash," "Free Cash Flow," and the adjustments to such information, including expected synergies resulting from such transactions, may not comply with GAAP or the requirements for pro forma financial information under Regulation S-X under the Securities Act.
"Completed Transactions"	All acquisitions or dispositions completed as of September 30, 2017.
"Gray" (Gray Television, Inc.)	A television broadcast company headquartered in Atlanta, Georgia, that owns and operates television stations and digital properties in markets throughout the United States
"Revenue"	Revenue is presented net of agency commissions.

Non-GAAP Terms

From time to time, Gray supplements its financial results prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") by disclosing the non-GAAP financial measures Broadcast Cash Flow, Broadcast Cash Flow Less Cash Corporate Expenses, Operating Cash Flow as defined in Gray's Senior Credit Agreement, Free Cash Flow and Total Leverage Ratio, Net of All Cash. These non-GAAP amounts are used by us to approximate the amount used to calculate key financial performance covenants contained in our debt agreements and are used with our GAAP data to evaluate our results and liquidity. These non-GAAP amounts may be provided on an As-Reported Basis as well as a Combined Historical Basis.

"Broadcast Cash Flow" or "BCF"	Net income plus loss from early extinguishment of debt, corporate and administrative expenses, broadcast non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations and network compensation revenue
"Broadcast Cash Flow Less Cash Corporate Expenses"	Net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations and network compensation revenue
"Free Cash Flow" or "FCF"	Net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, amortization of deferred financing costs, any income tax expense, non-cash 401(k) expense, pension expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations, network compensation revenue, contributions to pension plans, amortization of original issue discount on our debt, capital expenditures (net of any insurance proceeds) and the payment of income taxes (net of any refunds received)
"Operating Cash Flow" or "OCF"	Defined in Gray's Senior Credit Agreement as net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense and pension expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations, network compensation revenue, and cash contributions to pension plans
"Total Leverage Ratio, Net of All Cash"	Total outstanding principal of our long-term debt and certain other obligations as defined in the Senior Credit Agreement less all cash divided by our average Operating Cash Flow as defined in the Senior Credit Agreement for the preceding eight quarters. This average is calculated by dividing the sum of our Operating Cash Flow as defined in the Senior Credit Agreement for the preceding eight quarters by two

These non-GAAP terms are not defined in GAAP and our definitions may differ from, and therefore not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such terms are used by management in addition to and in conjunction with results presented in accordance with GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.


WOODEN
LILLIPUT

Appendix: Non-GAAP Reconciliations

Nine Months-Over-Nine Months Results

As Reported Basis

	As Reported Results Nine Months Ended September 30				
	2017	2016	% Change 2017 to 2016	2015	% Change 2017 to 2015
	(dollars in thousands)				
Revenue:					
Total	$ 649,119	$ 574,846	13 %	$ 427,869	52 %
Political	$ 9,034	$ 41,576	(78)%	$ 7,950	14 %
Operating expenses (1):					
Broadcast	$ 406,446	$ 346,620	17 %	$ 272,213	49 %
Corporate and administrative	$ 24,436	$ 31,425	(22)%	$ 23,313	5 %
Net income	$ 96,382	$ 26,439	265 %	$ 24,314	296 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 243,639	$ 229,332	6 %	$ 156,635	56 %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 222,431	$ 200,817	11 %	$ 135,652	64 %
Free Cash Flow	$ 130,622	$ 79,640	64 %	$ 64,988	101 %

(1) Excludes depreciation, amortization, and loss on disposal of assets
(2) See definition of non-GAAP terms in the Glossary and reconciliation of the non-GAAP amounts to net income included in this Appendix.

Nine Months-Over-Nine Months Results

Combined Historical Basis

	Combined Historical Results Nine Months Ended September 30				
	2017	2016	% Change 2017 to 2016	2015	% Change 2017 to 2015
			(dollars in thousands)		
Revenue:					
Total	$ 661,472	$ 670,473	(1)%	$ 596,891	11 %
Political	$ 9,074	$ 54,169	(83)%	$ 9,846	(8)%
Operating expenses (1):					
Broadcast	$ 419,461	$ 406,653	3 %	$ 385,468	9 %
Corporate and Administrative	$ 24,436	$ 31,425	(22)%	$ 23,313	5 %
Non-GAAP Cash Flow (2):	$ 246,043	$ 270,909	(9)%	$ 234,462	5 %
Broadcast Cash Flow					
Broadcast Cash Flow Less Cash Corporate Expenses	$ 224,835	$ 242,394	(7)%	$ 213,479	5 %
Operating Cash Flow as defined in the Senior Credit Facility	$ 224,873	$ 247,209	(9)%	$ 218,220	3 %
Free Cash Flow	$ 133,319	$ 125,654	6 %	$ 123,659	8 %

(1) Excludes depreciation, amortization, and loss on disposal of assets
(2) See definition of non-GAAP terms in the Glossary and reconciliation of the non-GAAP amounts to net income included in this Appendix.

Non-GAAP Reconciliation

As Reported Basis

	As Reported Nine Months Ended September 30		
	2017	2016	2015
	(dollars in thousands)		
Net income	$ 96,382	$ 26,439	$ 24,314
Depreciation	38,555	34,237	26,906
Amortization of intangible assets	18,684	12,365	8,715
Non-cash stock-based compensation	4,303	3,827	3,011
(Gain) loss on disposal of assets, net	(75,139)	(66)	562
Miscellaneous (income) expense, net	(36)	(739)	(102)
Interest expense	71,189	73,470	55,762
Loss from early extinguishment of debt	2,851	31,987	-
Income tax expense	65,751	19,109	16,186
Amortization of program broadcast rights	15,444	14,026	10,837
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	16	21	19
Payments for program broadcast rights	(15,569)	(13,859)	(10,558)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	21,208	28,515	20,983
Broadcast Cash Flow	**243,639**	**229,332**	**156,635**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(21,208)	(28,515)	(20,983)
Broadcast Cash Flow Less Cash Corporate Expenses	**222,431**	**200,817**	**135,652**
Pension expense	(371)	120	4,190
Contributions to pension plans	(624)	(3,038)	(3,916)
Interest expense	(71,189)	(73,470)	(55,762)
Amortization of deferred financing costs	3,466	3,664	2,396
Amortization of net original issue (premium) discount senior notes	(458)	(626)	(647)
Purchase of property and equipment	(21,426)	(33,238)	(15,250)
Income taxes paid, net of refunds	(1,207)	(14,589)	(1,675)
Free Cash Flow	**$130,622**	**$79,640**	**$64,988**

See definition of non-GAAP terms included in the Glossary

Non-GAAP Reconciliation

Combined Historical Basis

	Combined Historical Basis Nine-Months Ended September 30		
	2017	2016	2015
	(dollars in thousands)		
Net income	$ 94,563	$ 52,083	$ 43,914
Depreciation	39,292	39,036	38,704
Amortization of intangible assets	18,710	13,563	14,111
Non-cash stock-based compensation	4,303	3,827	3,011
Loss on disposal of assets, net	(75,189)	179	1,058
Miscellaneous (income) expense, net	(45)	196	4,364
Interest expense	71,929	76,766	72,310
Loss from early extinguishment of debt	2,851	31,987	-
Income tax expense	65,465	18,584	13,647
Amortization of program broadcast rights	15,707	15,998	15,924
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	16	21	19
Payments for program broadcast rights	(15,832)	(15,831)	(15,645)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	21,208	28,515	20,983
Other	3,065	5,985	22,062
Broadcast Cash Flow	**246,043**	**270,909**	**234,462**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(21,208)	(28,515)	(20,983)
Broadcast Cash Flow Less Cash Corporate Expenses	**224,835**	**242,394**	**213,479**
Pension expense	(371)	120	4,190
Contributions to pension plans	(624)	(3,038)	(3,916)
Other	1,033	7,733	4,467
Operating Cash Flow as defined in the Senior Credit Agreement	**224,873**	**247,209**	**218,220**
Interest expense	(71,929)	(76,766)	(72,310)
Amortization of deferred financing costs	3,466	3,664	2,396
Amortization of net original issue (premium) discount senior notes	(458)	(626)	(647)
Purchase of property and equipment	(21,426)	(33,238)	(20,250)
Income taxes paid, net of refunds	(1,207)	(14,589)	(3,750)
Free Cash Flow	**$133,319**	**$125,654**	**123,659**

See definition of non-GAAP terms included in the Glossary

Annual Year-Over-Year Results

As Reported Basis

	As Reported Results Year Ended December 31				
	2016	2015	% Change 2016 to 2015	2014	% Change 2016 to 2014
	(dollars in thousands)				
Revenue:					
Total	$ 812,465	$ 597,356	36 %	$ 508,134	60 %
Political	$ 90,095	$ 17,163	425 %	$ 81,975	10 %
Operating expenses (1):					
Broadcast	$ 475,131	$ 374,182	27 %	$ 285,990	66 %
Corporate and administrative	$ 40,347	$ 34,343	17 %	$ 29,203	38 %
Net income	$ 62,273	$ 39,301	58 %	$ 48,061	30 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 338,801	$ 224,484	51 %	$ 220,977	53 %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 302,332	$ 193,261	56 %	$ 195,306	55 %
Free Cash Flow	$ 148,126	$ 93,984	58 %	$ 95,240	56 %

(1) Excludes depreciation, amortization, and loss on disposal of assets
(2) See definition of non-GAAP terms in the Glossary and reconciliation of the non-GAAP amounts to net income included in this Appendix.

Annual Year-Over-Year Results

Combined Historical Basis

	Combined Historical Basis Year Ended December 31				
	2016	2015	% Change 2016 to 2015	2014	% Change 2016 to 2014
			(dollars in thousands)		
Revenue:					
Total	$ 946,001	$ 821,599	15 %	$ 850,699	11 %
Political	$ 117,538	$ 21,934	436 %	$ 142,712	(18)%
Operating expenses (1):					
Broadcast	$ 553,118	$ 524,285	5 %	$ 482,828	15 %
Corporate and administrative	$ 40,347	$ 34,343	17 %	$ 29,203	38 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 400,877	$ 325,963	23 %	$ 394,098	2 %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 364,408	$ 294,740	24 %	$ 368,427	(1)%
Operating Cash Flow as defined in the Senior Credit Facility	$ 369,967	$ 300,014	23 %	$ 373,959	(1)%
Free Cash Flow	$ 213,526	$ 173,748	23 %	$ 239,353	(11)%

(1) Excludes depreciation, amortization, and loss on disposal of assets
(2) See definition of non-GAAP terms in the Glossary and reconciliation of the non-GAAP amounts to net income included in this Appendix.

Non-GAAP Reconciliation

As Reported Basis

	As Reported Basis Year Ended December 31		
	2016	2015	2014
	(dollars in thousands)		
Net income	$ 62,273	$ 39,301	$ 48,061
Depreciation	45,923	36,712	30,248
Amortization of intangible assets	16,596	11,982	8,297
Non-cash stock-based compensation	5,101	4,020	5,012
Loss on disposal of assets, net	329	80	623
Miscellaneous (income) expense, net	(775)	(103)	(23)
Interest expense	97,236	74,411	68,913
Loss from early extinguishment of debt	31,987	-	5,086
Income tax expense	43,418	26,448	31,736
Amortization of program broadcast rights	19,001	14,960	12,871
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	29	26	25
Network compensation revenue recognized	-	-	(456)
Payments for program broadcast rights	(18,786)	(14,576)	(15,087)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	36,469	31,223	25,671
Broadcast Cash Flow	**338,801**	**224,484**	**220,977**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(36,469)	(31,223)	(25,671)
Broadcast Cash Flow Less Cash Corporate Expenses	**302,332**	**193,261**	**195,306**
Pension expense	165	4,207	6,126
Contributions to pension plans	(3,048)	(5,421)	(6,770)
Interest expense	(97,236)	(74,411)	(68,913)
Amortization of deferred financing costs	4,884	3,194	2,970
Amortization of net original issue (premium) discount on senior notes	(779)	(863)	(863)
Purchase of property and equipment	(43,604)	(24,222)	(32,215)
Income taxes paid, net of refunds	(14,588)	(1,761)	(401)
Free Cash Flow	**$148,126**	**$93,984**	**$95,240**

See definition of non-GAAP terms included in the Glossary

Non-GAAP Reconciliation

Combined Historical Basis

	Combined Historical Basis Year Ended December 31		
	2016	2015	2014
	(dollars in thousands)		
Net income	$ 105,523	$ 65,202	$ 130,807
Depreciation	51,829	52,056	49,781
Amortization of intangible assets	17,904	19,261	16,705
Non-cash stock-based compensation	5,101	4,020	5,012
Loss on disposal of assets, net	595	1,736	1,055
Miscellaneous (income) expense, net	119	5,729	8,603
Interest expense	102,354	96,597	97,289
Loss from early extinguishment of debt	31,987	-	5,086
Income tax expense	42,225	22,391	29,344
Amortization of program broadcast rights	21,349	21,799	21,918
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	29	26	25
Network compensation revenue recognized	-	-	(456)
Payments for program broadcast rights	(21,134)	(21,415)	(24,134)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	36,469	31,223	25,671
Other	6,527	27,338	27,392
Broadcast Cash Flow	**400,877**	**325,963**	**394,098**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(36,469)	(31,223)	(25,671)
Broadcast Cash Flow Less Cash Corporate Expenses	**364,408**	**294,740**	**368,427**
Pension expense	165	4,207	6,126
Contributions to pension plans	(3,048)	(5,421)	(6,770)
Other	8,442	6,488	6,176
Operating Cash Flow as defined in the Senior Credit Agreement	**369,967**	**300,014**	**373,959**
Interest expense	(102,354)	(96,597)	(97,289)
Amortization of deferred financing costs	4,884	3,194	3,546
Amortization of net original issue (premium) discount senior notes	(779)	(863)	(863)
Purchase of property and equipment	(43,604)	(27,000)	(35,000)
Income taxes paid, net of refunds	(14,588)	(5,000)	(5,000)
Free Cash Flow	**$ 213,526**	**$ 173,748**	**$ 239,353**

See definition of non-GAAP terms included in the Glossary

Non-GAAP Reconciliation

Combined Historical Basis

	Combined Historical Basis Twenty-Four Months Ended September 30, 2017
Operating Cash Flow as defined in the Senior Credit Agreement:	(dollars in thousands)
Net income	$ 221,374
Depreciation	104,473
Amortization of intangible assets	41,764
Non-cash stock-based compensation	10,413
Loss on disposal of assets, net	(73,916)
Miscellaneous income, net	1,439
Interest expense	198,570
Loss from early extinguishment of debt	34,838
Income tax expense	116,434
Amortization of program broadcast rights	42,931
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	52
Payments for program broadcast rights	(42,736)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	67,917
Other	14,868
Broadcast Cash Flow	**738,421**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(67,917)
Broadcast Cash Flow Less Cash Corporate Expenses	**670,504**
Pension expense	(189)
Contributions to pension plans	(5,177)
Other	11,496
Operating Cash Flow as defined in the Senior Credit Agreement	**676,634**
Operating Cash Flow as defined in the Senior Credit Agreement, divided by two	**338,317**
Adjusted Total Indebtedness:	**September 30, 2017**
Long term debt	$ 1,838,027
Capital leases and other debt	607
Total deferred financing costs, net	29,151
Premium on debt, net	(5,339)
Cash	(172,854)
Adjusted Total Indebtedness, Net of All Cash	**$1,689,592**
Total Leverage Ratio, Net of All Cash	**4.99**

See definition of non-GAAP terms included in the Glossary

gray

Television • Digital • Mobile

Gray Television, Inc.
4370 Peachtree Rd., NE
Atlanta, Georgia 30319
www.gray.tv